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                                                                      EXHIBIT 8


                         National Life Insurance Company

                                Power of Attorney



       The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the Sentinel Benefit Provider flexible premium variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.



        /s/ Robert E. Boardman
       -------------------------
       Robert E. Boardman

                         National Life Insurance Company

                                Power of Attorney



       The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the Sentinel Benefit Provider flexible premium variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.



        /s/ David R. Coates
       -------------------------
       David R. Coates

                         National Life Insurance Company

                                Power of Attorney



       The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the Sentinel Benefit Provider flexible premium variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.



        /s/ Benjamin F. Edwards III
       ----------------------------
       Benjamin F. Edwards III

                         National Life Insurance Company

                                Power of Attorney



       The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the Sentinel Benefit Provider flexible premium variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.



        /s/ Earle H. Harbison, Jr.
       ---------------------------
       Earle H. Harbison, Jr.

                         National Life Insurance Company

                                Power of Attorney



       The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the Sentinel Benefit Provider flexible premium variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.



        /s/ Roger B. Porter
       ---------------------------
       Roger B. Porter

                         National Life Insurance Company

                                Power of Attorney



       The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the Sentinel Benefit Provider flexible premium variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.



        /s/ E. Miles Prentice III
       --------------------------
       E. Miles Prentice III


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                         National Life Insurance Company

                                Power of Attorney



       The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the Sentinel Benefit Provider flexible premium variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.



        /s/ Thomas P. Salmon
       --------------------------
       Thomas P. Salmon

                         National Life Insurance Company

                                Power of Attorney



       The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the Sentinel Benefit Provider flexible premium variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.



        /s/ A. Gary Shilling
       --------------------------
       A. Gary Shilling

                         National Life Insurance Company

                                Power of Attorney



       The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, her attorney-in-fact to execute in her name, and on her behalf, the Sentinel Benefit Provider flexible premium variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.



        /s/ Patricia K. Woolf
       ---------------------------
       Patricia K. Woolf